REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

WMX Group, Inc.

We have audited the accompanying consolidated balance sheet of WMX Group, Inc. and Subsidiary (the “Company”) as of December 31, 2011 and the related consolidated statements of operations, stockholders’ equity and cash flows for the period from inception (January 18, 2011) through December 31, 2011. WMX Group, Inc.’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of WMX Group, Inc. and Subsidiary as of December 31, 2011 and the results of their operations and their cash flows for the period from inception (January 18, 2011) through December 31, 2011 in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ De Joya Griffith & Company, LLC

Henderson, Nevada

April 20, 2012

F-1

WMX GROUP, INC.

(A Development Stage Company)

CONSOLIDATED BALANCE SHEET

(Audited)

December 31, 2011
ASSETS
Current assets:
Cash	$8,272
Total current assets	8,272
Property and equipment, net	2,807
Total assets	$11,079
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$2,000
Officer compensation payable	250,000
Total liabilities	252,000
Stockholders' equity:
Preferred stock; $1 CAD par value, 100,000,000 shares authorized and none issued and outstanding at December 31, 2011	—
Common stock; no par value, 500,000,000 shares authorized and 105,279,638 issued and outstanding at December 31, 2011	830,380
Due from related party	(297,052)
Deficit accumulated during the development stage	(774,249)
Total stockholders' equity	(240,921)
Total liabilities and stockholders' equity	$11,079

The accompanying notes are an integral part of these consolidated financial statements.

F-2

WMX GROUP, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENT OF OPERATIONS

(Audited)

Period from Inception (January 18, 2011) to December 31, 2011
Operating expenses:
General and administrative	$199,377
Depreciation	833
Software development	99,539
Officer compensation	250,000
Stock-based compensation	204,500
Allowance on subscription receivable	20,000
Total operating expenses	774,249
Loss before income taxes	(774,249)
Provision for income taxes	—
Net loss	$(774,249)
Basic loss per common share	$(0.01)
Basic weighted average common shares outstanding	101,199,827

The accompanying notes are an integral part of these consolidated financial statements.

F-3

WMX GROUP, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

PERIOD FROM INCEPTION (JANUARY 18, 2011) TO DECEMBER 31, 2011

(Audited)

	Common Stock		Due from	Deficit Accumulated During the Development	Total Stockholders'
	Shares	Amount	Related Party	Stage	Equity

Balance, January 18, 2011	—	$—	$—	$—	$—

Shares issued to officer and majority shareholder	99,039,638	1,100	—	—	1,100

Shares issued for cash, net offering costs	6,035,500	624,780	(369,703)	—	255,077

Stock-based compensation	204,500	204,500	—	—	204,500

Repayment on related party	—	—	72,651	—	72,651

Net loss	—	—	—	(774,249)	(774,249)

Balance, December 31, 2011	105,279,638	$830,380	$(297,052)	$(774,249)	$(240,921)

The accompanying notes are an integral part of these consolidated financial statements.

F-4

WMX GROUP, INC.

(A Development Stage Company)

CONSOLIDATED STATEMENT OF CASH FLOWS

(Audited)

Period from Inception (January 18, 2011) to December 31, 2011

Cash flows from operating activities:
Net loss	$(774,249)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	833
Stock-based compensation	205,600
Expense paid by related party	257,451
Changes in operating assets and liabilities:
Increase in officer compensation payable	250,000
Increase in accounts payable	2,000
Net cash used in operating activities	(58,365)

Cash flows from investing activities:
Purchase of fixed assets	(3,640)
Net cash used in investing activities	(3,640)

Cash flows from financing activities:
Proceeds from issuance of stock	255,077
Advances by related party	51,250
Payments to related party	(236,050)
Net cash provided by financing activities	70,277

Net change in cash	8,272

Cash, beginning of period	—

Cash, end of period	$8,272

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for interest	$—
Cash paid for taxes	$—

Non-cash investing and financing activities:
Proceeds from issuance of stock received by related party	$369,703

The accompanying notes are an integral part of these consolidated financial statements.

F-5

WMX GROUP, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(AUDITED)

1.	DESCRIPTION OF BUSINESS AND HISTORY

Description of business – WMX Group, Inc., (“WMX”) was incorporated on January 18, 2011 in the Province of New Brunswick, Canada as World Mercantile Exchange, Ltd., and established a fiscal year end of December 31. On January 20, 2011, WMX filed an amendment to its articles of incorporation to change its name to WMX Group, Inc. WMX is authorized to issue 500,000,000 shares of its no par value common stock and 100,000,000 shares of its $1 CAD par value preferred stock. On February 9, 2011, WMX formed a wholly-owned subsidiary, WMX Group, Inc. (the “Subsidiary”) in the State of New York.

The Company is currently in the development stage as defined in Financial Accounting Standards Board ("FASB") Accounting Standard Codification ("ASC") 915. All activities of the Company to date relate to its organization, share issuances for services and cash and the development of software platforms for e-commerce trade.

2.	SUMMARY OF SIGNIFICANT POLICIES

Consolidation – The accompany consolidated financial statements include the accounts of WMX and Subsidiary. All significant inter-company balances and transactions have been eliminated. WMX and Subsidiary will be collectively referred herein to as the “Company”.

Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company to make estimates and judgments that affect the reported amounts of assets and liabilities, revenues and expenses, and related disclosures of contingent assets and liabilities. These estimates and judgments are based on historical information, information that is currently available to the Company and on various other assumptions that the Company believes to be reasonable under the circumstances. Actual results could differ from those estimates.

Cash and cash equivalents – Cash and cash equivalents consist of cash and short-term investments with original maturities of less than 90 days. Cash equivalents are placed with high credit quality financial institutions and are primarily in money market funds. The carrying value of those investments approximates fair value.

Software development costs – Research and development costs are expensed as incurred. Development costs of computer software to be sold, leased, or otherwise marketed are subject to capitalization beginning when a product’s technological feasibility has been established and ending when a product is available for general release to customers. The Company’s products are released soon after technological feasibility has been established. Therefore, costs incurred subsequent to achievement of technological feasibility are usually not significant, and software development costs have been expensed as incurred.

Property and equipment - Property and equipment are stated at the lower of cost or fair value. Depreciation is provided on a straight-line basis over the estimated useful lives of the assets, as follows:

Description	Estimated Life
Furniture and equipment	3 years
Computer equipment	3 years

The estimated useful lives are based on the nature of the assets as well as current operating strategy and legal considerations such as contractual life. Future events, such as property expansions, property developments, new competition, or new regulations, could result in a change in the manner in which the Company uses certain assets requiring a change in the estimated useful lives of such assets.

Maintenance and repairs that neither materially add to the value of the asset nor appreciably prolong its life are charged to expense as incurred. Gains or losses on disposition of property and equipment are included in the statements of operations. There were no dispositions during the periods presented.

F-6

WMX GROUP, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(AUDITED)

2.	SUMMARY OF SIGNIFICANT POLICIES – (CONTINUED)

The Company evaluates its property and equipment and other long-lived assets for impairment in accordance with related accounting standards. For assets to be held and used (including projects under development), fixed assets are reviewed for impairment whenever indicators of impairment exist. If an indicator of impairment exists, the Company first groups its assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the “asset group”). Secondly, the Company estimates the undiscounted future cash flows that are directly associated with and expected to arise from the completion, use and eventual disposition of such asset group. The Company estimates the undiscounted cash flows over the remaining useful life of the primary asset within the asset group. If the undiscounted cash flows exceed the carrying value, no impairment is indicated. If the undiscounted cash flows do not exceed the carrying value, then an impairment is measured based on fair value compared to carrying value, with fair value typically based on a discounted cash flow model. If an asset is still under development, future cash flows include remaining construction costs. There were no impairments during the periods presented.

Income taxes – The Company records income taxes under the asset and liability method, whereby deferred tax assets and liabilities are recognized based on the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases, and attributable to operating loss and tax credit carryforwards. Accounting standards regarding income taxes requires a reduction of the carrying amounts of deferred tax assets by a valuation allowance, if based on the available evidence, it is more likely than not that such assets will not be realized. Accordingly, the need to establish valuation allowances for deferred tax assets is assessed at each reporting period based on a more-likely-than-not realization threshold. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods, the Company’s experience with operating loss and tax credit carryforwards not expiring unused, and tax planning alternatives.

The Company recorded valuation allowances on the net deferred tax assets. Management will reassess the realization of deferred tax assets based on the accounting standards for income taxes each reporting period. To the extent that the financial results of operations improve and it becomes more likely than not that the deferred tax assets are realizable, the Company will be able to reduce the valuation allowance.

Significant judgment is required in evaluating the Company’s tax positions and determining its provision for income taxes. During the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. Accounting standards regarding uncertainty in income taxes provides a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount which is more than 50% likely, based solely on the technical merits, of being sustained on examinations. The Company considers many factors when evaluating and estimating its tax positions and tax benefits, which may require periodic adjustments and which may not accurately anticipate actual outcomes.

Earnings (loss) per share – Basic earnings (loss) per common share is computed by dividing net income (loss) available to common shareholders by the weighted-average number of shares of common stock outstanding during the period. Diluted earnings per common share is computed by dividing income available to common shareholders by the weighted-average number of shares of common stock outstanding during the period increased to include the number of additional shares of common stock that would have been outstanding if potentially dilutive securities had been issued. There were no potentially dilutive securities outstanding during the periods presented.

F-7

WMX GROUP, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(AUDITED)

2.	SUMMARY OF SIGNIFICANT POLICIES – (CONTINUED)

Stock-based compensation – The Company accounts for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with FASB ASC 718-10 and the conclusions reached by the FASB ASC 505-50. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by FASB ASC 505-50.

Concentration of credit risk – Financial instruments that potentially expose the Company to significant concentrations of credit risk consist principally of cash. The Company places its cash with financial institutions with high-credit ratings.

Recent Accounting Pronouncements – The Company has evaluated recent pronouncements through Accounting Standards Updates “ASU” 2011-12 and believes that none of them will have a material impact on the Company’s financial position, results of operations or cash flows.

3.	GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company has incurred losses since inception and has a cumulative retained deficit of $774,249 as of December 31, 2011. The Company requires capital for its contemplated operational and marketing activities. The Company’s ability to raise additional capital through the future issuances of common stock is unknown. The obtainment of additional financing, the successful development of the Company’s contemplated plan of operations, and its transition, ultimately, to the attainment of profitable operations are necessary for the Company to continue operations. The ability to successfully resolve these factors raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements of the Company do not include any adjustments that may result from the outcome of these aforementioned uncertainties.

In order to mitigate the risk related with this uncertainty, the Company plans to issue additional shares of common stock for cash and services during the next 12 months.

4.	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following as of December 31, 2011

Furniture and equipment	$2,237
Computer equipment	1,403
3,640
Less: accumulated depreciation	833
$2,807

Depreciation expense for the period ending December 31, 2011 was $833.

F-8

WMX GROUP, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(AUDITED)

5.	INCOME TAXES

The Company provides for income taxes under FASB ASC 740, Accounting for Income Taxes. FASB ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect currently.

FASB ASC 740 requires the reduction of deferred tax assets by a valuation allowance, if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized. In the Company’s opinion, it is uncertain whether they will generate sufficient taxable income in the future to fully utilize the net deferred tax asset. Accordingly, a valuation allowance equal to the deferred tax asset has been recorded. The total deferred tax asset is $74,662 which is calculated by multiplying a 25% estimated tax rate by the cumulative net operating loss (NOL) adjusted for the following items:

For the period from inception (January 18, 2011) to December 31, 2011:
Net loss for the year	$774,249
Adjustments:
Unpaid salaries	(250,000)
Bad debts	(20,000)
Non-deductible stock compensation	(205,600)
Tax loss for the year	298,649
Estimated effective tax rate	25%
Deferred tax asset	$74,662

The total valuation allowance is $74,662. Details are as follows:

For the period from inception (January 18, 2011) to December 31, 2011:
Deferred tax asset	$74,662
Valuation allowance	(74,662)
Current taxes payable	—
Provision for income tax	$—

Below is a chart showing the estimated corporate federal net operating loss (NOL) and the year in which it will expire.

Year	Amount	Expiration
2011	$298,649	2031

F-9

WMX GROUP, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(AUDITED)

6. STOCKHOLDERS’ EQUITY

Preferred Stock – The Company is authorized to issue 100,000,000 shares of $1 CAD par value preferred stock. As of December 31, 2011, no share of preferred stock issued and outstanding.

Common Stock - The Company is authorized to issue 500,000,000 shares of no par value common stock. As of December 31, 2011, 105,279,638 shares were issued and outstanding.

On January 18, 2011, the date of incorporation, the Company issued 99,039,638 shares of common stock to the founding shareholder and Chief Executive Officer of the Company, as founder shares, for services rendered in the formation of the Company for a total consulting expense of $1,100.

During the year ended December 31, 2011, the Company issued 1,035,500 shares of common stock at $1.00 per share, for proceeds of $624,780, net of offering costs totaling $410,720. The Company has received total proceeds of $255,077 as of December 31, 2011. The remaining balance of $369,703 was received by the GCE Wealth, Inc., an S Corporation owned by the Chief Executive Officer and majority shareholder of the Company. This amount has been included in due from related party and recorded as a reduction of stockholders’ equity as of December 31, 2011. The offering costs include $40,732 related to brokerage and specialist trading fees, $362,639 related to escrow agents fee paid to Robert Glass, the Germany escrow agent, and investor relation services paid to Going Public, Ltd., and $7,349 related to the foreign exchange loss. In connection with the offering, the Company has also issued 5,000,000 shares of common stock to Going Public, Ltd. for services provided to the Company related to public offering on the Frankfurt Stock Exchange. The shares were valued at $1.00 per share and recorded as a reduction of stockholders’ equity

On March 8, 2011, the Company issued 4,500 shares of common stock valued at $1.00 per share or $4,500 as consideration for consulting service related to business development and investor relations. Fair value was determined based on the value of the common stock issued by the Company.

On October 19, 2011, the Company issued 200,000 shares of common stock valued at $1.00 per share or $200,000 as consideration for investor relations. Fair value was determined based on the value of the common stock issued by the Company.

During the year ended December 31, 2011, the Company recorded as allowance for subscription receivable of $20,000 for shares issued to shareholder. The $20,000 is recorded in the statement of operations as allowance for subscription received for the period ended December 31, 2011.

7. Related Party transactions

Advances – During the period from inception (January 18, 2011) to December 31, 2011, GCE Wealth, Inc. (“GCE”), an S Corporation owned by the Chief Executive Officer and majority shareholder of the Company, received net advances from the Company of $297,052. These advances are prohibited transactions under SEC rules. The amount due from related party is unsecured, non-interest bearing and have no specific terms of repayment. These advances have been recorded as due from related party and have been classified as a reduction of stockholders’ equity as of December 31, 2011. The net advances are as follows:

For the period from inception (January 18, 2011) to December 31, 2011:
Advances received by the Company from GCE	$(51,250)
Expense paid by GCE on behalf of the Company	(257,451)
Repayment to GCE by the Company	236,050
Proceeds due from share issuances received by GCE on behalf of the Company	369,703
Due from related party	297,052

F-10

WMX GROUP, INC.

(A Development Stage Company)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(AUDITED)

7. Related Party transactions – (continued)

Employment – On January 18, 2011, the board has approved that the Company will compensate the Chief Executive Officer a base salary of $250,000 per annum. The total expense related to this agreement was $250,000 for the period ended December 31, 2011. As of December 31, 2011, $250,000 of total compensation was unpaid and recorded as payable.

8.	SUBSEQUENT EVENTS

On February 10, 2012, the Company issued 22,000 shares of common stock valued at $0.25 per share or $5,500 for cash.

On February 24, 2012, the Company issued 62,800 shares of common stock valued at $0.25 per share or $15,700 for cash.

On March 25, 2012, the Company issued 47,619 shares of common stock valued at $0.2625 per share or $12,500 for cash.

F-11